Sandler O’Neill & Partners, L.P. 2006 Financial Services Conference November 16, 2006 Exhibit 99.1

Forward Looking Statements
During the course of this presentation, management may make
projections and forward-looking statements regarding events or the future financial performance of Omni Financial Services, Inc. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Omni's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Omni's operating results in documents filed by Omni Financial Services, Inc. with the Securities and Exchange
Commission. Omni Financial Services, Inc. assumes no duty to update the forward-looking statements made in this presentation.

Results – An Uncommonly High Performer
Omni would be one of
only 5 publicly traded
banks
(1)
that meets these
size, growth, performance
and asset quality metrics
4 Year EPS CAGR > 40%
(FY2001 - 2005)
Average ROAE > 15%
(FY2004, FY2005, YTD’06)
Average NCOs / Avg. Loans < 0.20%
(FY2003, FY2004, FY2005, YTD’06)
4.5 Yr. Net Loan CAGR > 25%
(1/1/02 –
6/30/06)
Assets < $1 Billion
All Publicly Traded
Banks
(1) Analysis assumes that Omni was a publicly traded bank at 6/30/06
Source:  SNL Financial
19
(Omni = 16.4%)
111
(Omni = 0.16%)
125
(Omni = 49.4%)
726
1,025
5
(Omni = 50.3%)

IPO Overview
Closing Date: October 4, 2006
Ticker Symbol / Exchange: OFSI / NASDAQ
Total Shares Sold
(including 15% Overallotment):
3,852,500
Initial Price: $9.50
Net Proceeds: $33 million
Post IPO Market Capitalization: $119 million
(1)
Use of Proceeds: - Support internal growth
- Acquisitions of banks in
attractive, growth markets
- Development of new products
and services
Post IPO Price Range: $10.12 - $11.15
(1)
(1) As of October 31, 2006

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 Q3'06
Omni - A History of Executing on Opportunities
March 2000:
Completed acquisition
of United National
Bank, a troubled,
minority-owned bank
in Fayetteville, NC
March 2001:
Formed Omni Community
Development Corporation
July 2005:
Acquired Georgia
Community Bank, a
three year-old
troubled financial
institution in Dalton,
GA
December 2002:
Established Omni
Capital, a small
business lending and
commercial leasing
division
December
2004:  Opened
LPO in Chicago
June 2004:
Acquired Florida banking
charter and opened a
branch in Tampa
June 2005:
Chicago LPO
converted into full-
service branch
1992: Commenced operations as a private redevelopment lender in Atlanta
1992 - 2000: Developed and implemented proprietary community redevelopment lending model
October
2006: IPO,
$33million
capital
infusion

Headquarters
Full Service Banking Offices
• Dalton, GA
• Tampa, FL
• Fayetteville, NC (2 existing locations,
• High Point, NC
• Parkton, NC
Loan Production Offices
• Dalton, GA
• Philadelphia, PA

Omni
Financial Services Inc.

Omni - Our Company Today
Headquartered in Atlanta, GA
–
12 offices nationwide
Superior balance sheet growth…
–
$643million in total assets
(1)
–
46.5% assets CAGR
(2)
…coupled with strong returns
–
50.3% EPS growth CAGR
(3)
…and disciplined credit culture
…with exciting growth opportunities
(1) As of September 30, 2006
(2) For the four years and nine months ended September 30, 2006
(3) For the four years ended December 31, 2005

Our Business Lines
1) Redevelopment Lending Group
–
Omni Community Development Corporation (CRA = Outstanding)
2) Commercial Lending: Real Estate, C&I
3) Leasing Division
–
Factoring
4) Warehouse Lending
5) Retail
–
Consumer
–
Mortgages

Core Competencies
1) EPS Growth 50.3% CAGR
(1)
–
Driven by loan growth = 49.5% CAGR
(2)
2) Return on Average Equity 15.4%
(3)
3) Diversity
–
Employees, producers, managers
–
Markets
–
Business lines
4) Entrepreneurial Environment
–
Fostered through management style & infrastructure
–
Employee ownership position
5) Risk Management
–
Aggressive credit culture
–
Credit risk managers NCOs/ Avg. loans = 0.14%
(3)
(1) For the four years ended December 31, 2005
(2) For the four years and nine months ended September 30, 2006
(3) As of or for the nine months ended September 30, 2006

Joined Share
Officer Age Title Omni
Ownership
(2)
Stephen Klein 52 Founder, Chairman and Chief Executive Officer 1992 3,464,200
Irwin Berman 46 President and Chief Operating Officer 2000 361,891
Connie Perrine 45 EVP - Chief Financial Officer 2006 17,950
Jeffrey Levine 65 Founder, EVP - Chief Redevelopment Lending Officer 1992 1,281,187
Charles Barnwell 48 EVP - Chief Lending Officer 2000 262,094
Terry Lawson 56 EVP - Chief Credit Officer 2003 88,000
Chaz Lazarian 41 SVP - Senior Commercial Lender 2000 678,600
Our Executive Officers
(1) As of October 31, 2006
(2) Based on beneficial ownership including vested and unvested options as of October 31, 2006.

$68.4
$103.6
$153.4
$222.6
$322.8
$461.9
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0
2001 2002 2003 2004 2005 YTD'06
Net Loans ($ in millions)
$105.0
$144.5
$212.3
$317.7
$477.0
$643.3
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
2001 2002 2003 2004 2005 YTD'06
Total Assets ($ in millions)
Results - Balance Sheet Growth
Unique Business Model and Attractive Markets have Yielded Impressive Growth
43% YTD'06 net loan growth
49% net loan growth vs September 2005
CAGR: 49.5%
(1)
CAGR: 46.5%
(1)
(1) 4 year, nine month CAGR measured through September 30, 2006

$0.10
$0.11
$0.23
$0.50
$0.51
$0.37
$0.55
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2001 2002 2003 2004 2005 YTD'05 YTD'06
Fully Diluted Earnings Per Share
$476 $536
$1,500
$3,295
$3,385
$2,465
$4,162
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2001 2002 2003 2004 2005 YTD'05 YTD'06
Net Income ($ in thousands)
Results - Profitability
Growth in Net Income and Diluted EPS
(1)(2)
is Our Primary Focus
69% YTD'06 net income growth
(3)
49% YTD'06 diluted EPS growth
(3)
4-Year CAGR:
63.3%
4-Year CAGR:
50.3%
(1) Net Income and Fully Diluted EPS presented on a pro forma tax equivalent basis
(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government
(3) Versus the nine months ended September 30, 2005

Results - Profitability
Return on Average Equity is Our Focus Metric
(1)(2)
YTD'06 ROAE of 15.4% vs 14.8% for YTD'05
(1) Performance ratios presented on a pro forma tax equivalent basis
(2) FY 2004 was affected by an effective tax rate of 8.3% resulting from the contribution of a long-term capital asset to a local government
6.71%
5.70%
9.64%
17.55%
14.98%
15.43%
0.00%
5.00%
10.00%
15.00%
20.00%
2001 2002 2003 2004 2005 YTD'06
ROAE

Results - Profitability
Future Efficiency Gains will Enhance Profitability
Significant infrastructure investment to support current operations
New corporate headquarters in Atlanta during 2005
172 current employees vs 64 in 2001
12 offices vs 5 in 2001
90.1%
89.1%
76.7%
67.5%
70.5%
60.9%
0.00%
20.00%
40.00%
60.00%
80.00%
100.00%
2001 2002 2003 2004 2005 YTD'06
Efficiency Ratio

Results - Profitability
Impressive Margin Driving Profitability
Diversification of loan portfolio has contributed to reduced margin
Meaningful upside with expansion of retail deposit franchise
5.87%
6.49%
5.20%
4.72%
4.79%
8.56%
25.1%
19.2%
19.0%
27.5%
32.7%
44.0%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2001 2002 2003 2004 2005 YTD'06
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
Net Interest Margin Redevelopment Loans / Total Loans

Results - Profitability
Margin Driven by Loan Spreads
(1)
, Funding Costs Less Relevant
9.22% weighted average gross loan yield
(2)
(1) Loan spreads defined as yield on loans less cost of brokered time deposits
(2) For the three years ended December 31, 2005
5.48%
5.73%
10.50%
9.39%
8.68%
9.67%
3.63%
3.20%
3.66%
4.61%
6.04%
5.89%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
2003 2004 2005 YTD'06
Loan yields Cost of brokered time deposits Loan spreads

Results - Stringent Credit Administration
Vital Aspect of Omni's Culture
Problem loan workout experience
–
Acquired NPAs: United National
Bank, Georgia Community Bank
Dedicated legal staff
Attributable to
GCB acquisition
0.04%
Attributable to
GCB Acquisition
1.52%
1.05%
0.23%
0.14%
NPLs / Gross Loans
2.09%
2.08%
0.94%
0.79%
0.83%
0.94%
0.11%
0.69%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2001 2002 2003 2004 2005 YTD'06
NCOs / Average Loans
0.10%
0.19%
0.10%
0.18%
0.22%
0.08%
0.05%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
2001 2002 2003 2004 2005 YTD'06

Execute on Opportunities
Unlimited Organic Growth Potential
–
Current markets, new markets
–
Business lines: insurance, brokerage, wealth management, trust
High Performing, Earnings Machine
–
Focused on exceptional EPS growth and ROAE
Community Development Corporation
–
Minimal capital needs, unique returns
Retail Deposits Gathering
–
Future expansion of already significant NIM
Acquisitions
–
Public currency of high performing partner
–
Disciplined approach